                                                                  EXHIBIT 10.10

                             PAPEREXCHANGE.COM, LLC

                             EQUITY OPTION AGREEMENT


      Kent A. Dolby                       Date Option Granted: December 20, 1999
      ------------------------------
      Name of Optionee

      632 Olympia Hills Circle
      Berwyn, Pennsylvania  19312
      ------------------------------
      Residence Address


      THIS AGREEMENT is made as of the date set forth above between PaperExchange.com, LLC, a Delaware limited liability company (the "Company") and the optionee named above (the "Optionee").

                                     RECITAL

      The Management Board of the Company (the "Board"), has determined that it is to the advantage and interest of the Company and its members to grant the option provided for herein to the Optionee as an inducement to enter or remain in the service of the Company and as an incentive for increased effort during such service. In consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Grant of Option

            (a) The Company grants to the Optionee the right and option (the "Option") to purchase on the terms and conditions hereinafter set forth all or any part of 1,767,020 Membership Interests (as such term is defined in the Operating Agreement) (the "Shares") of the Company (comprising, if the Option was fully exercised, the equivalent of an aggregate of a four percent (4%) Percentage Interest (as such term is defined in the Operating Agreement) computed on a Fully-Diluted Basis (as such term is defined in that certain Interest Purchase Agreement dated of even date herewith between the Company and the Optionee (the "Interest Purchase Agreement")) in the Company as of the date hereof) at the purchase price of $2.38284 per Share. The Option shall become exercisable over time as set forth on Schedule 1 attached hereto or as otherwise provided herein.

            (b) Nothing contained herein shall be construed to amend, alter or modify the terms or provisions set forth in the Employment Agreement between the Company and the Optionee dated as of December __, 1999 (the "Employment Agreement"). This is the Option referred to in Section 4(d) of the Employment Agreement.


                                       1.

            (c) If within twelve (12) months after the occurrence of a Change of Control (as defined below) the Optionee's employment with the Company is terminated without Cause (as defined in the Employment Agreement) or with Good Reason (as defined in the Employment Agreement), the entire Option, to the extent that all or any portion of the Option has not become exercisable pursuant to Schedule 1 attached hereto, shall become fully exercisable immediately upon such termination.

A "Change in Control" shall be deemed to have occurred for purposes of this Agreement on the effective date of (a) any Person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becoming the "beneficial owner" (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the voting equity interests of the Company; or (b) the approval by the Company's equity interest holders of (A) an agreement to merge, consolidate or otherwise combine with, or otherwise enter into a transaction with, another Person, which will result (whether separately or in connection with a series of related transactions) in a change of ownership of fifty percent (50%) or more of the current voting control of, or beneficial rights to, the voting equity interests of the Company, or (B) an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including, without limitation, a plan of liquidation or dissolution) which will result in a change of ownership of fifty percent (50%) or more of either control of the Company's assets or its voting equity interests, or (C) a fundamental alteration in the nature of the Company's business. Notwithstanding anything in the immediately preceding sentence to the contrary, a "Change in Control" shall not include any transaction or series of transactions described in the preceding sentence in which (I) the Company or any of its subsidiaries, (II) an employee benefit plan of the Company or any of its subsidiaries, or a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (III) Persons (and the beneficial or ultimate owners or Affiliates (as hereinafter defined) of such Persons) who are Members (as defined in the Operating Agreement referred to in Section 9 hereof) of the Company on the date hereof, (IV) a company owned, directly or indirectly, by Members in substantially the same proportions as their ownership of the Company, or (V) an underwriter temporarily holding securities (an "Investor") pursuant to an offering of such securities, is or becomes a "beneficial owner", directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of all voting securities of the Company then outstanding, or comes to control fifty percent (50%) or more of the Company's assets.

"Affiliate" shall mean any person or business entity which controls, is controlled by, or is under the common control with, any other person.

      2. Exercise.

            (a) The right to exercise the Option granted hereunder in accordance with Sections 1(a) or 1(c), to the extent unexercised, shall remain in effect for a period of five (5) years from the date of grant of this Option.

            (b) This Option shall become exercisable at the times specified in Sections 1(a) and 1(c) of this Agreement. This Option shall remain exercisable as provided in Section 2(a) of this Agreement


                                       2.

      3. Method of Exercise. To the extent that the right to exercise has accrued hereunder, the Option may be exercised from time to time by written notice to the Company stating the number of Shares which are being purchased pursuant to this Option, together with payment, in full, in cash or by certified or cashier's check payable to the order of the Company, of the purchase price for such Shares exercised. If requested by the Board, prior to completing the sale of the equity as contemplated hereunder, the Optionee shall supply the Board with a representation that the Shares are not being acquired with a view to distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations. As a condition to the exercise of the Option, in whole or in part, the Board may, in its sole discretion, require the Optionee to pay, in addition to the purchase price for the Shares being purchased, an amount equal to any federal, state or local taxes that the Board has determined are required to be paid in connection with the exercise of the Option. As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without transfer or issue tax to the Optionee or other person entitled to exercise the Option, update its records to reflect the change in the ownership of the Company due to the exercise of this Option.

            In the Board's sole discretion, payment of the purchase price for the Shares to be delivered, but not of the amount of any withholding taxes, may be made in whole or in part with Shares. If requested by the Board, prior to the acceptance of payment with Shares in the Company, the Optionee shall supply the Board with a written representation and warranty that he has good and marketable title to the Shares, free and clear of liens and encumbrances. The value of the Shares tendered in payment for the Shares purchased shall be its fair market value (as determined by the Board in good faith) on the date of the Optionee's notice of exercise.

      The Optionee may from time to time exercise the Option for less than the full number of Shares for which the Option is exercisable.

      4. Termination of Option. The Option shall terminate and expire upon the earliest to occur of:

            (a) The last date for exercise of the Option as provided in Section 2(a) of this Agreement; or

            (b) The termination of the Option pursuant to Section 5(b) hereof.

            Subject to Section 1(c) hereof, a termination of employment of the Optionee for any reason shall not accelerate or otherwise affect the equity with respect to which the Option may be exercised, and the Option may only thereafter be exercised with respect to the portion of the Shares for which it was exercisable at the date of such termination of employment. In the event of termination of the Optionee's employment with the Company due to the Optionee's death, the Option may continue to be exercised prior to its expiration by his personal representative, or if there is no personal representative, by his heir or legatee. However, the Option may only be exercised with respect to the portion of the Shares for which it was exercisable at the date of the Optionee's death.


                                       3.

            Termination of employment (other than by reason of death) for purposes hereof shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Optionee's retirement under the normal retirement policies of the Company or any Affiliate; (ii) the date the Optionee receives notice or advice that his employment is terminated; (iii) the date the Optionee provides notice to the Company that his employment is terminated; or (iv) the date the Optionee's employment is terminated for Disability (as such term is defined in the Employment Agreement) pursuant to Section 6(a) of the Employment Agreement. The fact that the Optionee may receive payment from the Company or any Affiliate after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

      5. Adjustments.

            (a) If the outstanding Shares of the Company change from the date an Option is granted due to a combination or subdivision of outstanding Shares or a distribution payable pro rata to the Members and Assignees (as such term is defined in the Operating Agreement) of the Company in Shares, the number of Shares for which such Option shall thereafter be or become exercisable, and the price to be paid for any Share on exercise of such Option, shall be proportionately adjusted. In the event of any reclassification or change of outstanding Shares (including pursuant to a Reorganization (as such term is defined in the Interest Purchase Agreement)), immediately thereafter (and subject to further adjustment for subsequent events) any outstanding Option shall thereafter relate to shares, units or other equity interests in the Company equivalent in kind and value to those shares, units or other equity interests in the Company the Optionee would have received if he or she had held of record the full remaining number of Shares such to the Option immediately prior to such reclassification or change.

            (b) Notwithstanding the provisions of subsection (a) of this Section 5, upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company or of more than 80% of the then outstanding equity of the Company to another entity, this Option shall terminate, provided, however, that
(i) this Option, if no option has been tendered by a surviving or successor entity in accordance with all of the terms of provision (ii) immediately below, shall become fully exercisable subject Section 5(c) below for a period of at least 30 days before the effective date of such dissolution, liquidation, merger, consolidation or sale of equity or assets or (ii) in its sole and absolute discretion, any surviving or successor entity may, but shall not be obligated to, tender to the Optionee an option or options to purchase equity of such surviving or successor entity (or an Affiliate thereof) containing such terms and provisions as shall be required substantially to preserve the rights and benefits of the Optionee's Option as then outstanding. The provisions of this paragraph (b) will not apply to a Reorganization.

            (c) This Option shall not be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Exchange Act.


                                       4.

            (d) Any adjustment required by this Section 5 shall be determined and made by the Board.

      6. Non-Transferability. The Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee.

      7. No Ownership Rights. The Optionee or other person entitled to exercise the Option shall have no rights or privileges with respect to any Shares subject hereto, and no adjustment (except such adjustments as may be effected pursuant to the provisions of Section 5 hereof) shall be made for dividends or distribution of rights in respect of such equity if the record date is prior to the date on which the Optionee or such person becomes the holder of record.

      The Option will not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

      8. Conditions to Issuance of Option. THE COMPANY'S OBLIGATION TO ISSUE A MEMBERSHIP INTEREST UPON EXERCISE OF THE OPTION IS EXPRESSLY CONDITIONED UPON THE COMPLETION BY THE COMPANY OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SECURITY UNDER ANY STATE AND/OR FEDERAL LAW OR RULINGS OR REGULATIONS OR ANY GOVERNMENT REGULATORY BODY OR THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND AGREEMENTS BY THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SECURITY WHICH THE BOARD SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS AND AGREEMENTS INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION, (A) IS NOT PURCHASING SUCH SECURITY FOR DISTRIBUTION AND (B) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE OF ANY CERTIFICATE FOR SUCH SECURITY A LEGEND SETTING FORTH ANY REPRESENTATIONS AND AGREEMENTS WHICH HAVE BEEN GIVEN TO THE BOARD OR A REFERENCE THERETO AND STATING THAT, PRIOR TO MAKING ANY SALE OR OTHER DISPOSITION OF ANY SUCH SECURITY, THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION, WILL GIVE THE COMPANY NOTICE OF INTENTION TO SELL OR DISPOSE OF THE SECURITY NOT LESS THAN FIVE DAYS PRIOR TO SUCH SALE OR DISPOSITION.

      9. Operating Agreement. Upon the exercise of any portion of this Option, the Optionee agrees to become a party to the Company's Amended and Restated Operating Agreement, dated as of June 1, 1999, as may be amended from time to time, (as a Member) and be bound by such agreement's terms and conditions (as a Member).

      10. Method of Acceptance. This Agreement is addressed to the Optionee in duplicate and shall not be effective until the Optionee executes the acceptance below and returns one copy


                                       5.

to the Company, thereby acknowledging that he has read and agreed to all the terms and conditions of this Agreement.

      EXECUTED this 20th day of December, 1999.

                                          PAPEREXCHANGE.COM, LLC


                                          By:    /s/ Robert Kraft
                                                 ---------------------------

                                          Title: Chairman
                                                 ---------------------------

ACCEPTED:

/s/ Kent A. Dolby
----------------------------
Kent A. Dolby

December 20, 1999
----------------------------
Date

                                   SCHEDULE 1

                                Vesting Schedule

      Date                                      Percent of Optionee's
      ----                                   Option Becoming Exercisable
                                             ---------------------------
--------------------------------------------------------------------------------
End of Month 1*                                       1.041667%
--------------------------------------------------------------------------------
End of Month 2                                        1.041667%
--------------------------------------------------------------------------------
End of Month 3                                        1.041667%
--------------------------------------------------------------------------------
End of Month 4                                        1.041667%
--------------------------------------------------------------------------------
End of Month 5                                        1.041667%
--------------------------------------------------------------------------------
End of Month 6                                        1.041667%
--------------------------------------------------------------------------------
End of Month 7                                        1.041667%
--------------------------------------------------------------------------------
End of Month 8                                        1.041667%
--------------------------------------------------------------------------------
End of Month 9                                        1.041667%
--------------------------------------------------------------------------------
End of Month 10                                       1.041667%
--------------------------------------------------------------------------------
End of Month 11                                       1.041667%
--------------------------------------------------------------------------------
End of Month 12                                       1.041667%
--------------------------------------------------------------------------------
End of Month 13                                       2.604166%
--------------------------------------------------------------------------------
End of Month 14                                       2.604166%
--------------------------------------------------------------------------------
End of Month 15                                       2.604166%
--------------------------------------------------------------------------------
End of Month 16                                       2.604166%
--------------------------------------------------------------------------------
End of Month 17                                       2.604166%
--------------------------------------------------------------------------------
End of Month 18                                       2.604166%
--------------------------------------------------------------------------------
End of Month 19                                       2.604166%
--------------------------------------------------------------------------------
End of Month 20                                       2.604166%
--------------------------------------------------------------------------------
End of Month 21                                       2.604166%
--------------------------------------------------------------------------------
End of Month 22                                       2.604166%
--------------------------------------------------------------------------------
End of Month 23                                       2.604166%
--------------------------------------------------------------------------------
End of Month 24                                       2.604166%
--------------------------------------------------------------------------------
End of Month 25                                       2.604166%
--------------------------------------------------------------------------------
End of Month 26                                       2.604166%
--------------------------------------------------------------------------------
End of Month 27                                       2.604166%
--------------------------------------------------------------------------------
End of Month 28                                       2.604166%
--------------------------------------------------------------------------------
End of Month 29                                       2.604166%
--------------------------------------------------------------------------------
End of Month 30                                       2.604166%
--------------------------------------------------------------------------------
End of Month 31                                       2.604166%
--------------------------------------------------------------------------------
End of Month 32                                       2.604166%
--------------------------------------------------------------------------------
End of Month 33                                       2.604166%
--------------------------------------------------------------------------------
End of Month 34                                       2.604166%
--------------------------------------------------------------------------------
End of Month 35                                       2.604166%
--------------------------------------------------------------------------------
End of Month 36                                       2.604166%
--------------------------------------------------------------------------------
Fourth Anniversary of the Effective Date**              25.0%
--------------------------------------------------------------------------------
                                             Total:     100%

* Month 1 shall mean the first full month following the Effective Date.
** "Effective Date" has the meaning ascribed to such term in the Employment Agreement.